UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010 (December 8, 2010)

SHENGTAI PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51312	54-2155579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Changda Road East
Development District, Changle County
Shandong, 262400
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536-6295802
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On December 8, 2010, Shengtai Pharmaceutical, Inc. (the “Company”) issued a press release announcing that it has entered into a research and development cooperation agreement with the Hubei University of Technology (“HUT”).  Through this joint program of research and development, the Company and HUT anticipate using technology transfer and research between HUT and the Company in the area of biological engineering technology to produce new methods and technological advances for the Company. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No	Description

99.1	Press Release of Shengtai Pharmaceutical, Inc., dated December 9, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGTAI PHARMACEUTICALS, INC.

Dated: December 9, 2010
By: /s/ Qingtai Liu
Name: Qingtai Liu
Title: Chief Executive Officer

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